UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                    Filed Pursuant to Section 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 1999

                           GOLDEN STAR RESOURCES LTD.
             (Exact name of registrant as specified in its charter)

           Canada                     0-21708                   98-0101955
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)

                         1660 Lincoln Street, Suite 3000
                           Denver, Colorado 80264-3001
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (303) 830-9000

                                 Not Applicable
          (Former name or former address, if changed since last report)
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                                                                               2

Item 5.  Other Events

         On August 24, 1999, Golden Star Resources Ltd. (the "Company") announced the closing of a United States offering (the "Offering") of $7,616,500 of the Company's securities, consisting of (i) $4,155,000 aggregate principal amount of its subordinated convertible debentures (the "Debentures"), with interest to be paid semi-annually, together with 200 common share purchase warrants (the "Four-Year Warrants") for each $1,000 aggregate principal amount of Debentures issued entitling the holder thereof to purchase 200 common shares of the Company for a four-year term after the closing of the offering at $1.50 per share during the first two years of the term and at $1.75 per share during the balance of the term, and (ii) 6,923,000 equity units at $0.50 per unit, each consisting of one common share of the Company (the "Common Shares") and one-half of a common share purchase warrant (together with the Four-Year Warrants, the "Warrants"), with each whole warrant entitling the holder thereof to purchase one additional common share at $0.70 for a period of 18 months following the closing of the offering. The Debentures are convertible into Common Shares at a rate of $0.70 per share.

         Without giving effect to the exercise of the warrants, the Company received net proceeds, after deducting approximately $1.3 million for agency fees and offering expenses, of approximately $6.3 million, $4.5 million of which will be used to fund the initial purchase price payment of a 70% interest in Bogoso Gold Limited ("BGL") in Ghana. The balance of the net proceeds of the offering will be used for working capital and general corporate purposes. The $4.5 million purchase price payment will be held in escrow until the closing of the Company's acquisition of its interest in BGL.

         On August 23, 1999, the Company filed a final prospectus supplement (the "Prospectus Supplement") with the Securities and Exchange Commission in connection with the financing of the initial purchase price of its interest in BGL. A copy of the Prospectus Supplement is incorporated herein by reference as
Exhibit 99. In addition, filed herewith are copies of certain of the agreements and other documents entered into and delivered in connection with the closing of the Offering.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  Not Applicable

         (b)      Pro forma financial information.

                  Not Applicable
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                                                                               3

(c)      Exhibits.

     Exhibit Number (Referenced to
              Item 601
          of Regulation S-K)                    Description of Exhibit
          ------------------                    ----------------------
                4.1 Indenture, dated as of August 24, 1999, between the Company and IBJ Whitehall Bank & Trust Company, as trustee (the "Trustee").

                4.2 Indenture Supplement, dated as of August 24, 1999, between the Company and the Trustee.

                4.3                   Form of Specimen of Debenture.

                4.4                   Form of Specimen of Four-Year Warrant.

                4.5                   Form of Specimen of Eighteen-Month
                                      Warrant.

                4.6                   Form of Specimen of Broker Warrant.

                5.1 Opinion of Koffman Kalef, with respect to the legality of the Common Shares and certain other matters.

                5.2 Opinion of Paul, Weiss, Rifkind, Wharton & Garrison, with respect to the legality of the Debentures and the Warrants and certain other matters.

                10.1 Agency Agreement, dated August 16, 1999, between the Company and TD Securities
                                      (USA) Inc., as agent (the "Agent").

                10.2 Registration Rights Agreement, dated as of August 24, 1999, between the Company and the Agent.

                10.3 Escrow Agreement, dated as of August 24, 1999, among the Company, the Agent, IBJ Whitehall Bank & Trust Company, as escrow agent, and International Finance Corporation.

                12.1                  Statement Regarding Computation of Ratios.

                23.1                  Consent of PricewaterhouseCoopers LLP -
                                      Canada.

                23.2                  Consent of PricewaterhouseCoopers - Ghana.
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                                                                               4

                23.3                  Consent of SRK Consulting Engineers and
                                      Scientists.

                23.4                  Consent of Associated Mining Consultants
                                      Ltd.

                23.5                  Consent of John Danio PE.

                23.6                  Consent of Herbert Osborne.

                23.7                  Consent of Koffman Kalef (included in
                                      Exhibit 5.1).

                23.8 Consent of Paul, Weiss, Rifkind, Wharton & Garrison (include in Exhibit 5.2).

                25                    Statement of Eligibility of the Trustee.

                99 Prospectus Supplement, dated August 16, 1999, filed pursuant to Rule 424(b) promulgated under the Securities Act of 1933 (incorporated herein by reference to the Registration Statement on Form S-3 of the Company (File No. 333-33237)).
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                                                                               5

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GOLDEN STAR RESOURCES LTD.


                                   By: /s/ James E. Askew
                                       ------------------
                                       Name:  James E. Askew
                                       Title: President and Chief Executive
                                              Officer

Dated: August 31, 1999
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                                                                               6

                                  EXHIBIT INDEX

    Exhibit Number
(Referenced to Item 601
  of Regulation S-K)                Description of Exhibit           Page Number
  ------------------                ----------------------           -----------
        4.1               Indenture, dated as of August 24, 1999,
                          between the Company and the Trustee.

        4.2 Indenture Supplement, dated as of August 24, 1999, between the Company and the Trustee.

        4.3               Form of Specimen of Debenture.

        4.4               Form of Specimen of Four-Year Warrant.

        4.5               Form of Specimen of Eighteen-Month Warrant.

        4.6               Form of Specimen of Broker Warrant.

        5.1 Opinion of Koffman Kalef, with respect to the legality of the Common Shares and certain other matters.

        5.2 Opinion of Paul, Weiss, Rifkind, Wharton & Garrison, with respect to the legality of the Debentures and the Warrants and certain other matters.

        10.1 Agency Agreement, dated August 16, 1999, between the Company and the Agent.

        10.2 Registration Rights Agreement, dated as of August 24, 1999, between the Company and the Agent.

        10.3 Escrow Agreement, dated as of August 24, 1999, among the Company, the Agent, IBJ
                          Whitehall Bank & Trust Company, as escrow agent, and International Finance
                          Corporation.

        12.1              Statement Regarding Computation of Ratios.

        23.1              Consent of PricewaterhouseCoopers LLP -
                          Canada.

        23.2              Consent of PricewaterhouseCoopers - Ghana.

        23.3              Consent of SRK Consulting Engineers and
                          Scientists.

        23.4              Consent of Associated Mining Consultants
                          Ltd.

        23.5              Consent of John Danio PE.

        23.6              Consent of Herbert Osborne.

        23.7              Consent of Koffman Kalef (included in
                          Exhibit 5.1).

        23.8 Consent of Paul, Weiss, Rifkind, Wharton & Garrison (include in Exhibit 5.2).

        25                Statement of Eligibility of the Trustee.

        99 Prospectus Supplement, dated August 16, 1999, filed pursuant to Rule 424(b) promulgated under the Securities Act of 1933 (incorporated herein by reference to the Registration Statement on Form S-3 of the Company (File No. 333-33237)).